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                                                                    EXHIBIT 10.5

                                   VOCUS, INC.

                                STOCK OPTION PLAN

      1.    Purpose.

            This Stock Option Plan (hereinafter referred to as this "Plan") is intended to promote the best interests of the Corporation and its stockholders by (a) enabling the Corporation and any Parent or Subsidiary to attract and retain persons of ability as employees, directors, consultants and advisers, (b) providing an incentive to such persons by affording them an equity participation in the Corporation and (c) rewarding those employees, directors, consultants and advisers who contribute to the operating progress and earning power of the Corporation or any Parent or Subsidiary.

      2     Definitions.

            The following terms shall have the following meanings when used herein unless the context clearly otherwise requires:

            A. "Board of Directors" means the Board of Directors of the Corporation.

            B. "Code" means the Internal Revenue Code of 1986, as amended, or any successor provisions.

            C. "Common Stock" means the Common Stock of the Corporation, par value One Cent ($0.01) per share.

            D. "Controlling Participant" means any Eligible Person who, immediately before any Option is granted to that particular Eligible Person, directly or indirectly possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

            E. "Committee" means any committee to which the Board of Directors delegates any responsibility for the implementation, interpretation or administration of this Plan.

            F.    "Corporation" means Vocus, Inc., a Delaware corporation.

            G. "Eligible Person" means any employee or director of, or consultant or adviser to, the Corporation or any Parent or Subsidiary.

            H. "Exercise Price" means the price at which a share of Incentive Stock may be purchased by a particular Participant pursuant to the exercise of an Option.

            I. "Fair Market Value" means the value of a share of Incentive Stock as determined by the Board of Directors in a manner that the Board of Directors believes to be in accordance with the Code.

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            J.    "Incentive Stock" means shares of Common Stock issued pursuant to this Plan.

            K. "ISO" means an Option (or a portion thereof) intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision.

            L. "NQSO" means an Option (or a portion thereof) which is not intended to, or does not, qualify for any reason as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision.

            M. "Option" means the right of a Participant to purchase shares of Incentive Stock in accordance with the terms of this Plan and the Stock Option Agreement between such Participant and the Corporation.

            N. "Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of granting of an Option, each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            O. "Participant" means any Eligible Person to whom an Option has been granted pursuant to this Plan and who is a party to a Stock Option Agreement.

            P. "SAR" means the right of a Participant to receive cash or other consideration equal to the difference between the Fair Market Value of the Incentive Stock covered by all or any unexercised portion of an Option on the date of exercise of the SAR and the Fair Market Value of such Incentive Stock on the date of grant of the SAR.

            Q. "Stock Option Agreement" means an agreement by and between a Participant and the Corporation setting forth the specific terms and conditions of an Option and/or SAR, which shall establish the specific terms and conditions under which Incentive Stock may be purchased by such Participant pursuant to the exercise of such Option. Such Stock Option Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference therein) and shall contain such provisions as the Board of Directors, in its sole discretion, may authorize.

            R. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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      3.    Adoption and Administration of Plan.

            A. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that if the stockholders of the Corporation shall not approve this Plan, in accordance with applicable state law, within twelve (12) months before or after the adoption of this Plan by the Board of Directors, this Plan shall expire by its terms. No Option, SAR or other award hereunder shall be exercisable or payable in any respect prior to such approval of this Plan by the stockholders of the Corporation.

            B. Any Option granted pursuant to this Plan shall be granted within ten (10) years from the date that this Plan is adopted by the Board of Directors or the date that this Plan is approved by the stockholders of the Corporation, whichever is earlier.

            C. The Board of Directors shall implement, interpret (except as expressly provided in this Plan) and administer this Plan. Without limiting the powers and authority of the Board of Directors in any respect, the Board of Directors shall have authority (i) to construe and interpret this Plan and any Stock Option Agreement entered into hereunder; (ii) to determine the Fair Market Value of Incentive Stock; (iii) to select Eligible Persons to whom Options may from time to time be granted hereunder; (iv) to determine whether any Option or any portion thereof shall be an ISO or a NQSO; (v) to determine the number of shares of Incentive Stock to be covered by any Option and the Exercise Price applicable to any Option; (vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option and to approve forms of Stock Option Agreement; (vii) to determine whether, and under what circumstances, an Option may be settled or paid in cash or other consideration;
(viii) to amend, cancel, accept the surrender of, modify or accelerate the vesting of all or any portion of an Option, including amendments or modifications that may cause an ISO to become a NQSO; (ix) to authorize and implement any amendment, as required by the Code or with the consent of the Participant, to any Stock Option Agreement and the terms of any Option evidenced thereby; and (x) to establish policies and procedures for the exercise of Options and the satisfaction of withholding or other obligations arising in connection therewith.

            D. To the extent not prohibited by the General Corporation Law of the State of Delaware ("DGCL") or the charter or bylaws of the Corporation, the Board of Directors may delegate any or all of its responsibilities hereunder to the Committee, and all references herein or in any Stock Option Agreement to the Board of Directors shall, to the extent applicable, be deemed to refer to and include the Committee.

            E. Any action taken by the Board of Directors (or the Committee) with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

      4.    Total Number of Shares of Incentive Stock.

            The number of shares of Incentive Stock which (a) may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted hereunder and (b) may be covered by SARs granted hereunder which have not expired unexercised shall not be more than three million (3,000,000), which number may be increased only by a resolution adopted by the Board of Directors and approved within twelve (12) months after such adoption by the stockholders of the Corporation in accordance with applicable state law. Such shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, SAR or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option or SAR granted in tandem therewith) as to such shares may again be subject to an Option or SAR under this Plan. To the extent there shall be any adjustment pursuant to the provisions of Section 9 hereof, the aforesaid number of shares shall be appropriately so adjusted.

      5.    Eligibility and Awards.

            A. The Board of Directors shall determine, at any time and from time to time, (i) any Eligible Person to whom the award of an Option or SAR may further the purposes of this Plan in the view of the Board of Directors, (ii) whether any Option to be awarded to an Eligible Person shall be intended as an ISO or as a NQSO, the number of shares of Incentive Stock to be covered by such Option or a SAR, the Exercise Price of such Option or SAR, whether such Option contains a SAR and all other terms and conditions of such Option, (iii) the Fair Market Value on the date of grant of the Option or SAR and (iv) the terms and conditions of the Stock Option Agreement to evidence such Option or SAR, including the restrictions, if any, applicable to the shares of Incentive Stock that may be acquired upon exercise of any portion of such Option. The Board of Directors may delegate to the appropriate officer or officers of the Corporation the authority to prepare, execute and deliver any Stock Option Agreement evidencing any Option or SAR granted under this Plan, provided, however, that any such Stock Option Agreement shall be consistent with the terms and conditions of this Plan.

            B. For any Option intended to qualify as an ISO, in whole or in part, (i) the Eligible Person shall then be an employee of the Corporation or a Parent or Subsidiary, as provided in the Code, (ii) the term during which such Option shall be in effect shall not be greater than ten (10) years [provided, however, that the term shall not be greater than five (5) years for any Option granted to a Controlling Participant], (iii) the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value on the date that such Option is granted [provided, however, that, if an ISO shall be granted to a Controlling Participant, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date that such Option is granted] and (iv) such Option is exercisable only by the Participant during his or her lifetime and shall be nontransferable by the Participant unless the Stock Option Agreement permits such Option to be transferred by will or the laws of descent and distribution.

            C. As soon as practicable after the Board of Directors determines to award an Option or SAR pursuant to Section 5(A) hereof, the appropriate officer or officers of the Corporation shall give notice (written or oral) to such effect to each Eligible Person designated to be awarded an Option or SAR, which notice shall be accompanied by a copy or copies of the Stock Option Agreement to be executed by such Eligible Person.

            D. Upon receipt of the notice specified in Section 5(C) hereof, an Eligible Person shall have an Option or SAR, and shall thereby become and be a Participant, only after the due execution and delivery by such Eligible Person and the Corporation of a Stock Option

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Agreement (in such form and number as the officer or officers of the Corporation shall direct) by such date and time as shall be specified in such notice (unless waived by the Corporation).

            E. In the event that the Corporation or any Parent or Subsidiary assumes an option granted by another entity, which option is to be covered by this Plan and upon the exercise of which shares of Incentive Stock are to be issued, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise thereof, which shall be adjusted appropriately in accordance with the Code, and references to such other entity, which shall be deemed to refer to the Corporation). In the event that the Board of Directors elects to grant an Option or SAR under this Plan to replace an option or SAR granted by another entity (rather than assume such option or SAR), the holder of such option or SAR shall be eligible to receive such replacement Option or SAR, which may be granted with a similarly-adjusted Exercise Price.

      6.    Exercise and Termination of Options.

            A. An Option of a Participant may be exercised during the period such Option is in effect and as set forth herein and in the Stock Option Agreement, and only if compliance with all applicable Federal and state securities laws can be effected. An Option may be exercised only by (i) the Participant's completion, execution and delivery to the Corporation of a notice of such Participant's exercise of such Option and an "investment letter" (if required by the Corporation) as supplied by the Corporation and (ii) the payment to the Corporation of the aggregate Exercise Price, in accordance with Section 6(B) hereof and the Stock Option Agreement, for the shares of Incentive Stock to be purchased pursuant to such exercise (as shall be specified by such Participant in such notice). Except as specifically provided by a duly executed Stock Option Agreement or unless waived by the Board of Directors, an Option or any of the rights thereunder may be exercised by such Participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

            B. Payment by each Participant for the shares of Incentive Stock purchased hereunder upon the exercise of an Option shall be made by good check or in accordance with the terms of any Stock Option Agreement executed by such Participant.

            C. The Board of Directors at any time or from time to time may offer to buy out for a payment in cash or Incentive Stock all or a portion of an outstanding Option held by a Participant, based on such terms and conditions as the Board of Directors shall establish and communicate to the Participant at the time that such offer is made. The Board of Directors may provide for the surrender of all or any portion of an Option in satisfaction of specified obligations of a Participant, including tax withholding obligations.

            D. As a condition to the exercise of any Option or SAR (for non-cash consideration), the Corporation shall have the right to require that the Participant (or the recipient of any shares of Incentive Stock or noncash consideration) remit to the Corporation or any Parent or Subsidiary an amount calculated by the Corporation to be sufficient to satisfy applicable Federal, state, foreign or local withholding tax requirements prior to the delivery of any stock certificate evidencing shares of Incentive Stock or other form of non-cash consideration; in lieu thereof, the Participant may satisfy applicable withholding tax requirements by electing to have the Corporation withhold from the Incentive Stock issuable upon exercise of an Option a number of whole shares having a Fair Market Value (determined on the date that the amount of tax to be withheld is to be fixed) at least equal to the aggregate amount required to be withheld. Whenever any payments are to be made in cash (upon the exercise of a SAR or otherwise), the Corporation shall be entitled, in its sole discretion, to deduct from such payment such amount calculated by the Corporation to be sufficient to satisfy applicable Federal, state, foreign or local withholding tax requirements thereon.

      7.    Costs and Expenses.

            All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Corporation; provided, however, that, except as otherwise specifically provided in this Plan or the applicable Stock Option Agreement between the Corporation and a Participant, the Corporation shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Stock Option Agreement, this Plan or any Option, SAR or Incentive Stock held by any Participant.

      8.    No Prior Right of Award.

            Nothing in this Plan shall be deemed to give any director, officer or employee of, or advisor or consultant to, the Corporation or any Parent or Subsidiary, or such person's legal representatives or assigns, or any other person or entity claiming under or through such person, any contract or other right to participate in the benefits of this Plan. Nothing in this Plan shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Corporation or any Parent or Subsidiary shall continue to employ, retain or engage any individual (whether or not a Participant). This Plan shall not affect in any way the right of the Corporation and any Parent or Subsidiary to terminate the employment or engagement of any individual (whether or not a Participant) at any time and for any reason whatsoever and to remove any individual (whether or not a Participant) from any position as a director or officer. No change of a Participant's duties as an employee of the Corporation or any Parent or Subsidiary shall result in a modification of the terms of any rights of such Participant under this Plan or any Stock Option Agreement executed by such Participant.

      9.    Changes in Capital Structure.

            Subject to any required action by the stockholders of the Corporation and the provisions of the DGCL, the number of shares of Incentive Stock represented by the unexercised portion of an Option or SAR and the number of shares of Incentive Stock which has been authorized or reserved for issuance hereunder (whether such shares are unissued, reacquired or subject to an Option or SAR that expired, was cancelled, surrendered or terminated unexercised as to such shares), as well as the Exercise Price under the unexercised portion of an Option or SAR, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the shares of Common Stock of the Corporation or
(b) a dividend payable in shares of Common Stock of the Corporation.

      10.   Amendment or Termination of Plan.

            Except as otherwise provided herein, this Plan may be amended or terminated in whole or in part by the Board of Directors (in its sole discretion), but no such action shall adversely affect or alter any right or obligation with respect to any Option, SAR or Stock Option Agreement then in effect, except to the extent that any such action shall be required or desirable (in the opinion of the Corporation or its counsel) so that any Option intended to qualify as an ISO complies with the Code or any rule or regulation promulgated or proposed thereunder.

      11.   Burden and Benefit.

            The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant and such Participant's executors and administrators, estate, heirs and personal and legal representatives.

      12.   Headings.

            The headings and other captions contained in this Plan are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Plan.

      13.   Interpretation.

            Notwithstanding any provision of this Plan or any provision of any Stock Option Agreement evidencing an Option that is intended, in whole or in part, to qualify as an ISO, this Plan and each such Stock Option Agreement are intended to comply with all requirements for qualification under the Code and with any rule or regulation promulgated or proposed thereunder, and shall be interpreted and construed in a manner which is consistent with this Plan and each such Stock Option Agreement being so qualified. This Plan shall be governed by, and construed in accordance with, the substantive laws of the DGCL.

                                     - oOo -

                                   VOCUS, INC.
                             A DELAWARE CORPORATION

                    AMENDMENT NO. 1 TO THE STOCK OPTION PLAN

      This Amendment No. 1 to the Stock Option Plan ("AMENDMENT NO. 1") is made and effective this 11th day of January 2000 by the Board of Directors (the "BOARD") of Vocus, Inc., a Delaware corporation (the "CORPORATION").

      WHEREAS, the Board previously adopted the Company's Stock Option Plan (the "PLAN") on September 24, 1999;

      WHEREAS, presently in effect, 3,000,000 shares of the Corporation's common stock, par value $.01 per share ("COMMON STOCK"), are available for grant under the Plan; and

      WHEREAS, the Board deems it advisable and in the best interest of the Corporation to decrease the aggregate number of shares of Common Stock available for award under the Plan from 3,000,000 shares to 2,476,190 shares.

      NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows:

      1. Section 4 shall be deleted in its entirety and the following Section 4 shall be inserted in lieu thereof:

      "4.   Total Number of Shares of Incentive Stock.

            The number of shares of Incentive Stock which (a) may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted hereunder and (b) may be covered by SARs granted hereunder which have not expired unexercised shall not be more than 2,476,190, which number may be increased only by a resolution adopted by the Board of Directors and approved within twelve (12) months after such adoption by the stockholders of the Corporation in accordance with applicable state law. Such shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, SAR or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option or SAR granted in tandem therewith) as to such shares may again be subject to an Option or SAR under this Plan. To the extent there shall be any adjustment pursuant to the provisions of Section 9 hereof, the aforesaid number of shares shall be appropriately so adjusted."

            IN WITNESS WHEREOF, the undersigned certifies as of the date first written above to the foregoing and that this Amendment No. 1 was approved by the stockholders of the Company on June 11, 2000.

                                           /s/ Robert Lentz
                                           ----------------------------
                                           Robert Lentz, Secretary

                                   VOCUS, INC.
                              A DELAWARE CORPORATION

                    AMENDMENT NO. 2 TO THE STOCK OPTION PLAN

      This Amendment No. 2 to the Stock Option Plan ("AMENDMENT NO. 2") is made and effective this 19th day of October 2000 by the Board of Directors (the "BOARD") of Vocus, Inc., a Delaware corporation (the "CORPORATION").

      WHEREAS, the Board previously adopted the Company's Stock Option Plan (the "PLAN") on September 24, 1999 and subsequently amended the Plan on January 11, 2000;

      WHEREAS, presently in effect, 2,476,190 shares of the Corporation's common stock, par value $.01 per share ("COMMON STOCK"), are available for grant under the Plan; and

      WHEREAS, the Board deems it advisable and in the best interest of the Corporation to increase the aggregate number of shares of Common Stock available for award under the Plan from 2,476,190 shares to 3,476,190 shares.

      NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows:

      1. Section 4 shall be deleted in its entirety and the following Section 4 shall be inserted in lieu thereof:

      "4.   Total Number of Shares of Incentive Stock.

            The number of shares of Incentive Stock which (a) may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted hereunder and (b) may be covered by SARs granted hereunder which have not expired unexercised shall not be more than 3,476,190, which number may be increased only by a resolution adopted by the Board of Directors and approved within twelve (12) months after such adoption by the stockholders of the Corporation in accordance with applicable state law. Such shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, SAR or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option or SAR granted in tandem therewith) as to such shares may again be subject to an Option or SAR under this Plan. To the extent there shall be any adjustment pursuant to the provisions of Section 9 hereof, the aforesaid number of shares shall be appropriately so adjusted."

      IN WITNESS WHEREOF, the undersigned certifies as of October 20, 2000 to the foregoing and that this Amendment No. 2 was approved by the stockholders of the Company on October 20, 2000.

                                           /s/ Robert Lentz
                                           ----------------------------
                                           Robert Lentz, Secretary

                                   VOCUS, INC.
                             A DELAWARE CORPORATION

                    AMENDMENT NO. 3 TO THE STOCK OPTION PLAN

      This Amendment No. 3 to the Stock Option Plan ("AMENDMENT NO. 3") is made and effective this 13th day of June 2001 by the Board of Directors (the "BOARD") of Vocus, Inc., a Delaware corporation (the "CORPORATION").

      WHEREAS, the Board previously adopted the Company's Stock Option Plan (the "PLAN") on September 24, 1999 and subsequently amended the Plan on January 11, 2000 and October 19, 2000;

      WHEREAS, presently in effect, 3,476,190 shares of the Corporation's common stock, par value $.01 per share ("COMMON STOCK"), are available for grant under the Plan; and

      WHEREAS, the Board deems it advisable and in the best interest of the Corporation to increase the aggregate number of shares of Common Stock available for award under the Plan from 3,476,190 shares to 3,776,190 shares.

      NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows:

      1. Section 4 shall be deleted in its entirety and the following Section 4 shall be inserted in lieu thereof:

      "4.   Total Number of Shares of Incentive Stock.

            The number of shares of Incentive Stock which (a) may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted hereunder and (b) may be covered by SARs granted hereunder which have not expired unexercised shall not be more than 3,776,190, which number may be increased only by a resolution adopted by the Board of Directors and approved within twelve (12) months after such adoption by the stockholders of the Corporation in accordance with applicable state law. Such shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, SAR or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option or SAR granted in tandem therewith) as to such shares may again be subject to an Option or SAR under this Plan. To the extent there shall be any adjustment pursuant to the provisions of Section 9 hereof, the aforesaid number of shares shall be appropriately so adjusted."

      IN WITNESS WHEREOF, the undersigned certifies as of the date first written above to the foregoing and that this Amendment No. 3 was approved by the stockholders of the Company on June 13, 2001.

                                           /s/ Robert Lentz
                                           ----------------------------
                                           Robert Lentz, Secretary

                                   Vocus, Inc.
                             a Delaware corporation

                    AMENDMENT NO. 4 TO THE STOCK OPTION PLAN

         This Amendment No. 4 to the Stock Option Plan ("Amendment No. 4") is made and effective this 18th day of January 2005 by Vocus, Inc., a Delaware corporation (the "Corporation").

         WHEREAS, the Corporation's board of directors (the "Board") and stockholders previously adopted the Company's Stock Option Plan (the "Plan") on September 24, 1999 and subsequently amended the Plan on January 11, 2000, October 19, 2000 and June 13, 2001;

         WHEREAS, as presently in effect, 3,776,190 shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), are available for grant under the Plan; and

         WHEREAS, the Board and the stockholders have approved a further amendment to the Plan to increase the aggregate number of shares of Common Stock available for award under the Plan from 3,776,190 shares to 5,276,190 shares.

         NOW, THEREFORE, the Plan is hereby amended by deleting Section 4 of the Plan in its entirety and replacing it with the following:

         "4.      Total Number of Shares of Incentive Stock.

                  The number of shares of Incentive Stock which (a) may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted hereunder and (b) may be covered by SARs granted hereunder which have not expired unexercised shall not be more than 5,276,190, which number may be increased only by a resolution adopted by the Board of Directors and approved within twelve (12) months after such adoption by the stockholders of the Corporation in accordance with applicable state law. Such shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, SAR or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option or SAR granted in tandem therewith) as to such shares may again be subject to an Option or SAR under this Plan. To the extent there shall be any adjustment pursuant to the provisions of Section 9 hereof, the aforesaid number of shares shall be appropriately so adjusted."

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 4 to be executed as of the date first written above.

                                              VOCUS, INC.

                                              By /s/ Robert Lentz
                                                --------------------------
                                                 Robert Lentz
                                                 Secretary